Cash and cash equivalents	12 Months Ended
Mar. 31, 2024
Cash and cash equivalents
Cash and cash equivalents

19. Cash and cash equivalents

The majority of the Group’s cash is held in bank deposits or money market funds which have a maturity of three months or less from acquisition to enable us to meet our short-term liquidity requirements.

Accounting policies

Cash and cash equivalents comprise cash and bank deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. Assets in money market funds, whose contractual cash flows do not represent solely payments of interest and principal, are measured at fair value with gains and losses arising from changes in fair value included in net profit or loss for the period. All other cash and cash equivalents are measured at amortised cost.

	2024	2023
	€m	€m
Cash and bank deposits[1]	4,168	3,924
Money market funds[2]	2,015	7,781
Cash and cash equivalents as presented in the consolidated statement of financial position	6,183	11,705
Bank overdrafts	(111)	(77)
Cash and cash equivalents of discontinued operations	42	–
Cash and cash equivalents as presented in the consolidated statement of cash flows	6,114	11,628

Note:

1	Includes bank deposits under repurchase agreements of €2,034 million (2023: €1,750 million).
2	Items are measured at fair value and the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets.

The carrying amount of balances at amortised cost approximates their fair value.

Cash and cash equivalents of €1,629 million (2023: €1,572 million) are held in countries with restrictions on remittances but where the balances could be used to repay subsidiaries’ third party liabilities. In addition, those balances could also be used to repay €790 million (2023: €722 million) of intercompany liabilities as at 31 March 2024.